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As filed with the Securities and Exchange Commission on April 25, 2005

Registration No. 333-123924

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

DANA CORPORATION
(Exact name of Registrant as specified in its charter)

Virginia	3714	34-4361040
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

4500 Dorr Street
Toledo, Ohio 43615
(419) 535-4500
(Address and telephone number of registrant's principal executive offices)

Michael L. DeBacker, Secretary
Dana Corporation
4500 Dorr Street
Toledo, Ohio 43615
(419) 535-4500
(Name, address and telephone number of agent for service)

Copy to:
Robert L. Kohl, Esq.
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

        Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

        If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.    EXHIBITS

        The exhibits listed in the Exhibit Index are filed with this Registration Statement or incorporated by reference herein. Exhibits 10-A through 10-S are management contracts or compensatory plans or arrangements required to be filed pursuant to Item 15(c) of Form 10-K.

No.	Description	Method of Filing
2-A	Stock and Asset Purchase Agreement by and between AAG Opco Corp. and Dana Corporation	Filed by reference to Exhibit 2-A to our Form 10-Q for the quarter ended June 30, 2004
2-A(1)	Amendment No. 1, dated as of November 1, 2004, to the Stock and Asset Purchase Agreement by and between Affinia Group Inc. (fka AAG Opco Corp.) and Dana Corporation	Filed by reference to Exhibit 99.1 to our Form 8-K filed on November 2, 2004
2-A(2)	Amendment No. 2, dated as of November 30, 2004, to the Stock and Asset Purchase Agreement by and between Affinia Group Inc. and Dana Corporation	Filed by reference to Exhibit 99.1 to our Form 8-K filed on December 2, 2004
3-A	Restated Articles of Incorporation	Filed by reference to Exhibit 3-A to our Form 10-Q for the quarter ended June 30, 1998
3-B	By-Laws, adopted April 20, 2004	Filed by reference to Exhibit 3-B to our Form 10-Q for the quarter ended March 31, 2004
4-A	Specimen Single Denomination Stock Certificate	Filed by reference to Exhibit 4-B to our Registration Statement No. 333-18403 filed December 20, 1996
4-B	Rights Agreement, dated as of April 25, 1996, between Dana and The Bank of New York, Rights Agent, as successor to ChemicalMellon Shareholder Services, L.L.C.	Filed by reference to Exhibit 1 to our Form 8-A filed May 1, 1996
4-C	Indenture for Senior Securities between Dana and Citibank, N.A., Trustee, dated as of December 15, 1997	Filed by reference to Exhibit 4-B to our Registration Statement No. 333-42239 filed December 15, 1997
4-C(1)	First Supplemental Indenture between Dana, as Issuer, and Citibank N.A., Trustee, dated as of March 11, 1998	Filed by reference to Exhibit 4-B-1 to our Report on Form 8-K, dated March 12, 1998
4-C(2)	Form of 6.5% Notes due March 15, 2008 and 7.00% Notes due March 15, 2028	Filed by reference to Exhibit 4-C-1 to our Report on Form 8-K, dated March 12, 1998
4-C(3)	Second Supplemental Indenture between Dana, as Issuer, and Citibank N.A., Trustee, dated as of February 26, 1999	Filed by reference to Exhibit 4.B.1 to our Form 8-K, dated March 2, 1999

4-C(4)	Form of 6.25% Notes due 2004. 6.5% Notes due 2009, and 7.0% Notes due 2029	Filed by reference to Exhibit 4.C.1 to our Form 8-K, dated March 2, 1999
4-D
	Issuing and Paying Agent Agreement between Dana Credit Corporation (DCC), as Issuer, and Bankers Trust Company, Issuing and Paying Agent, dated as of December 6, 1999, with respect to DCC's $500 million medium-term notes program	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-E	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and Metropolitan Life Insurance Company for 7.18% notes due April 8, 2006, in the principal amount of $37 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-F	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and Texas Life Insurance Company for 7.18% notes due April 8, 2006, in the principal amount of $3 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-G	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and Nationwide Life Insurance Company for 6.93% notes due April 8, 2006, in the principal amount of $35 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-H
	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and The Great-West Life & Annuity Insurance Company for 7.03% notes due April 8, 2006, in the aggregate principal amount of $13 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-I	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and The Great-West Life Assurance Company for 7.03% notes due April 8, 2006, in the principal amount of $7 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-J
	Note Agreement dated August 28, 1997, by and between Dana Credit Corporation and The Northwestern Mutual Life Insurance Company for 6.88% notes due August 28, 2006, in the principal amount of $20 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-K
	Note Agreements (four) dated August 28, 1997, by and between Dana Credit Corporation and Sun Life Assurance Company of Canada for 6.88% notes due August 28, 2006, in the aggregate principal amount of $9 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.

4-L	Note Agreement dated August 28, 1997, by and between Dana Credit Corporation and Massachusetts Casualty Insurance Company for 6.88% notes due August 28, 2006, in the principal amount of $1 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-M
	Note Agreements (four) dated December 18, 1998, by and between Dana Credit Corporation and Sun Life Assurance Company of Canada for 6.59% notes due December 1, 2007, in the aggregate principal amount of $12 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-N
	Note Agreements (five) dated December 18, 1998, by and between Dana Credit Corporation and The Lincoln National Life Insurance Company for 6.59% notes due December 1, 2007, in the aggregate principal amount of $25 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-O
	Note Agreement dated December 18, 1998, by and between Dana Credit Corporation and The Northwestern Mutual Life Insurance Company for 6.48% notes due December 1, 2005, in the principal amount of $15 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-P	Note Agreement dated August 16, 1999, by and between Dana Credit Corporation and Connecticut General Life Insurance Company for 7.91% notes due August 16, 2006, in the principal amount of $15 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-Q
	Note Agreements (two) dated August 16, 1999, by and between Dana Credit Corporation and The Northwestern Mutual Life Insurance Company for 7.91% notes due August 16, 2006, in the aggregate principal amount of $15 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-R
	Indenture between Dana, as Issuer, and Citibank, N.A., as Trustee and as Registrar and Paying Agent for the Dollar Securities, and Citibank, N.A., London Branch, as Registrar and a Paying Agent for the Euro Securities, dated as of August 8, 2001, relating to $575 million of 9% Notes due August 15, 2011 and €200 million of 9% Notes due August 15, 2011	Filed by reference to Exhibit 4-I to our Form 10-Q for the quarter ended June 30, 2001
4-R(1)	Form of Rule 144A Dollar Global Notes, Rule 144A Euro Global Notes, Regulation S Dollar Global Notes, and Regulation S Euro Global Notes (form of initial securities)	Filed by reference to Exhibit A to Exhibit 4-I to our Form 10-Q for the quarter ended June 30, 2001

4-R(2)	Form of Rule 144A Dollar Global Notes, Rule 144A Euro Global Notes, Regulation S Dollar Global Notes, and Regulation S Euro Global Notes (form of exchange securities)	Filed by reference to Exhibit B to Exhibit 4-I to our Form 10-Q for the quarter ended June 30, 2001
4-R(3)	First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 1, 2004	Filed by reference to Exhibit 4-R(3) to our Form 10-K for the fiscal year ended December 31, 2004
4-R(4)	Second Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 6, 2004	Filed by reference to Exhibit 4-R(4) to our Form 10-K for the fiscal year ended December 31, 2004
4-S	Indenture between Dana, as Issuer, and Citibank, N.A., as Trustee, Registrar and Paying Agent, dated as of March 11, 2002, relating to $250 million of 10 1/8% Notes due March 15, 2010	Filed by reference to Exhibit 4-NN to our Form 10-Q for the quarter ended March 31, 2002
4-S(1)	Form of Rule 144A Global Notes and Regulation S Global Notes (form of initial securities) for 10 1/8% Notes due March 15, 2010	Filed by reference to Exhibit 4-NN(1) to our Form 10-Q for the quarter ended March 31, 2002
4-S(2)	Form of Rule 144A Global Notes and Regulation S Global Notes (form of exchange securities) for 10 1/8% Notes due March 15, 2010	Filed by reference to Exhibit 4-NN(2) to our Form 10-Q for the quarter ended March 31, 2002
4-S(3)	First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, Registrar and Paying Agent, dated as of December 1, 2004	Filed by reference to Exhibit 4-S(3) to our Form 10-K for the fiscal year ended December 31, 2004
4-T	Indenture for Senior Securities between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 10, 2004	Filed with this Amendment No. 1 to the Registration Statement
4-T(1)	First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 10, 2004	Filed with this Amendment No. 1 to the Registration Statement
4-T(2)	Form of Rule 144A Global Notes and Regulation S Global Notes (form of initial securities) for 5.85% Notes due January 15, 2015	Filed with this Amendment No. 1 to the Registration Statement
5	Opinion of Hunton & Williams	Previously filed with this Registration Statement
8	Opinion of Katten Muchin Zavis Rosenman regarding federal income tax consequences	Previously filed with this Registration Statement

10-A	Additional Compensation Plan, as amended and restated	Filed by reference to Exhibit A to our Proxy Statement, dated March 12, 2004
10-B	Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit B to our Proxy Statement, dated March 5, 2003
10-B(1)	First Amendment to Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit 10-B(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-B(2)	Second Amendment to Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit C to our Proxy Statement, dated March 12, 2004
10-C	Excess Benefits Plan	Filed by reference to Exhibit 10-F to our Form 10-K for the year ended December 31, 1998
10-C(1)	First Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(1) to our Form 10-Q for the quarter ended September 30, 2000
10-C(2)	Second Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(2) to our Form 10-Q for the quarter ended June 30, 2002
10-C(3)	Third Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(3) to our Form 10-K for the fiscal year ended December 31, 2003
10-C(4)	Fourth Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(4) to our Form 10-K for the fiscal year ended December 31, 2003
10-D	Director Deferred Fee Plan, as amended and restated	Filed by reference to Exhibit C to our Proxy Statement dated March 5, 2003
10-D(1)	First Amendment to the Dana Director Deferred Fee Plan	Filed by reference to Exhibit 10-D(1) to our Form 10-Q for the quarter ended March 31, 2004
10-D(2)	Second Amendment to Director Deferred Fee Plan	Filed by reference to Exhibit 10-D(2) to our Form 10-Q for the quarter ended September 30, 2004
10-D(3)	Third Amendment to Director Deferred Fee Plan	Filed by reference to Exhibit 99.1 to our Form 8-K filed on April 12, 2005
10-E(1)	Employment Agreement between Dana and W.J. Carroll	Filed by reference to Exhibit 10-E(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-E(2)	Employment Agreement between Dana and M.J. Burns	Filed by reference to Exhibit 10-E(2) to our Form 10-K for the fiscal year ended December 31, 2003

10-F	Change of Control Agreement between Dana and M.J. Burns; there are substantially similar agreements between Dana and B.N. Cole, C.F. Heine, J.M. Laisure, R.C. Richter and four other Dana employees	Filed by reference to Exhibit 10-F(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-G	Supplemental Benefits Plan	Filed by reference to Exhibit 10-H to our Form 10-Q for the quarter ended September 30, 2002
10-G(1)	First Amendment to Supplemental Benefits Plan	Filed by reference to Exhibit 10-H(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-H	1999 Restricted Stock Plan, as amended and restated	Filed by reference to Exhibit A to our Proxy Statement dated March 5, 2002
10-H(1)	First Amendment to 1999 Restricted Stock Plan as amended and restated	Filed by reference to Exhibit 10-I(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-I	1998 Directors' Stock Option Plan	Filed by reference to. Exhibit A to our Proxy Statement, dated February 27, 1998
10-I(1)	First Amendment to 1998 Directors' Stock Option Plan	Filed by reference to Exhibit 10-J(1) to our Form 10-Q for the quarter ended June 30, 2002
10-J	Supplementary Bonus Plan	Filed by reference to Exhibit 10-N to our Form 10-Q for the quarter ended June 30, 1995
10-K	Change of Control Severance Plan	Filed by reference to Exhibit L to our Form 10-K for the fiscal year ended December 31, 2003
10-K(1)	First Amendment to Change of Control Severance Plan	Filed by reference to Exhibit 99.1 to our Form 8-K filed on October 25, 2004
10-L	Agreement between Dana and T. McCormack	Filed by reference to Exhibit 10-M to our Form 10-Q for quarter ended March 31, 2004
10 M	Agreement between Dana and W.J. Carroll	Filed by reference to Exhibit 10-N to our Form 10-Q for quarter ended June 30, 2004
10-N	Separation Agreement, General Release and Covenant Not to Sue between Dana and M.A. Franklin	Filed by reference to Exhibit 10-0 to our Form 10-Q for quarter ended September 30, 2004
10-0	Agreement between Dana Corporation and B.N. Cole	Filed by reference to Exhibit 99.1 to our Form 8-K filed on December 17, 2004
10-P	Form of Award Certificate for Stock Options Granted Under the Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit 99.1 to our Form 8-K filed on February 18, 2005

10-Q	Form of Award Certificate for Restricted Stock Granted Under the 1999 Restricted Stock Plan	Filed by reference to Exhibit 99.2 to our Form 8-K filed on February 18, 2005
10-R	Award Certificate for Restricted Stock Granted to B. N. Cole Under the 1999 Restricted Stock Plan	Filed by reference to Exhibit 99.3 to our Form 8-K filed on February 18, 2005
10-S	Form of Award Certificate for Performance Stock Awards Granted Under the Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit 99.4 to our Form 8-K filed on February 18, 2005
10-T	Purchase Agreement between Dana Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc. as of December 7, 2004, relating to $450 million of 5.85% Notes due January 15, 2015	Filed by reference to Exhibit 99.1 to our Form 8-K filed on December 10, 2004
12	Computation of Ratio of Earnings to Fixed Charges	Previously filed with this Registration Statement
21	Subsidiaries of Dana	Filed by reference to Exhibit 21 to our Form 10-K for the fiscal year ended December 31, 2004
23-A	Consent of PricewaterhouseCoopers LLP	Previously filed with this Registration Statement
23-B	Consent of Hunton & Williams (included in Exhibit 5)	Previously filed with this Registration Statement
23-C	Consent of Katten Muchin Zavis Rosenman (included in Exhibit 8)	Previously filed with this Registration Statement
24	Power of Attorney	Previously filed with this Registration Statement
25	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of Citibank, N.A. to Act as Trustee	Previously filed with this Registration Statement
99-A	Form of Letter of Transmittal	Previously filed with this Registration Statement
99-B	Form of Notice of Guaranteed Delivery	Previously filed with this Registration Statement
99-C	Form of Institutions Letter	Previously filed with this Registration Statement
99-D	Form of Client Letter (of Institutions)	Previously filed with this Registration Statement

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to Registration Statement No. 333-123924 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toledo, state of Ohio, on April 22, 2005.

DANA CORPORATION (Registrant)
By:	/s/ MICHAEL L. DEBACKER Michael L. DeBacker Vice President, General Counsel and Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

PRINCIPAL EXECUTIVE OFFICER:
*/s/ MICHAEL J. BURNS Michael J. Burns	Chairman of the Board and Chief Executive Officer	April 22, 2005
PRINCIPAL FINANCIAL OFFICER:
*/s/ ROBERT C. RICHTER Robert C. Richter	Chief Financial Officer	April 22, 2005
PRINCIPAL ACCOUNTING OFFICER:
/s/ RICHARD J. DYER Richard J. Dyer	Chief Accounting Officer	April 22, 2005
DIRECTORS:
*/s/ A. C. BAILLIE A. C. Baillie	Director	April 22, 2005
*/s/ D. E. BERGES D. E. Berges	Director	April 22, 2005

*/s/ E. M. CARPENTER E. M. Carpenter	Director	April 22, 2005
*/s/ R. M. GABRYS R. M. Gabrys	Director	April 22, 2005
*/s/ S. G. GIBARA S. G. Gibara	Director	April 22, 2005
*/s/ C. W. GRISÉ C. W. Grisé	Director	April 22, 2005
*/s/ J. P. KELLY J. P. Kelly	Director	April 22, 2005
*/s/ M.R. MARKS M.R. Marks	Director	April 22, 2005
*/s/ R.B. PRIORY R.B. Priory	Director	April 22, 2005

*
By M.L. DeBacker, Attorney-in-Fact

EXHIBIT INDEX

        Exhibits 10-A through 10-S are management contracts or compensatory plans or arrangements required to be filed pursuant to Item 15(c) of Form 10-K.

No.	Description	Method of Filing
2-A	Stock and Asset Purchase Agreement by and between AAG Opco Corp. and Dana Corporation	Filed by reference to Exhibit 2-A to our Form 10-Q for the quarter ended June 30, 2004
2-A(1)	Amendment No. 1, dated as of November 1, 2004, to the Stock and Asset Purchase Agreement by and between Affinia Group Inc. (fka AAG Opco Corp.) and Dana Corporation	Filed by reference to Exhibit 99.1 to our Form 8-K filed on November 2, 2004
2-A(2)	Amendment No. 2, dated as of November 30, 2004, to the Stock and Asset Purchase Agreement by and between Affinia Group Inc. and Dana Corporation	Filed by reference to Exhibit 99.1 to our Form 8-K filed on December 2, 2004
3-A	Restated Articles of Incorporation	Filed by reference to Exhibit 3-A to our Form 10-Q for the quarter ended June 30, 1998
3-B	By-Laws, adopted April 20, 2004	Filed by reference to Exhibit 3-B to our Form 10-Q for the quarter ended March 31, 2004
4-A	Specimen Single Denomination Stock Certificate	Filed by reference to Exhibit 4-B to our Registration Statement No. 333-18403 filed December 20, 1996
4-B	Rights Agreement, dated as of April 25, 1996, between Dana and The Bank of New York, Rights Agent, as successor to ChemicalMellon Shareholder Services, L.L.C.	Filed by reference to Exhibit 1 to our Form 8-A filed May 1, 1996
4-C	Indenture for Senior Securities between Dana and Citibank, N.A., Trustee, dated as of December 15, 1997	Filed by reference to Exhibit 4-B to our Registration Statement No. 333-42239 filed December 15, 1997
4-C(1)	First Supplemental Indenture between Dana, as Issuer, and Citibank N.A., Trustee, dated as of March 11, 1998	Filed by reference to Exhibit 4-B-1 to our Report on Form 8-K, dated March 12, 1998
4-C(2)	Form of 6.5% Notes due March 15, 2008 and 7.00% Notes due March 15, 2028	Filed by reference to Exhibit 4-C-1 to our Report on Form 8-K, dated March 12, 1998
4-C(3)	Second Supplemental Indenture between Dana, as Issuer, and Citibank N.A., Trustee, dated as of February 26, 1999	Filed by reference to Exhibit 4.B.1 to our Form 8-K, dated March 2, 1999
4-C(4)	Form of 6.25% Notes due 2004. 6.5% Notes due 2009, and 7.0% Notes due 2029	Filed by reference to Exhibit 4.C.1 to our Form 8-K, dated March 2, 1999

4-D
	Issuing and Paying Agent Agreement between Dana Credit Corporation (DCC), as Issuer, and Bankers Trust Company, Issuing and Paying Agent, dated as of December 6, 1999, with respect to DCC's $500 million medium-term notes program	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-E	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and Metropolitan Life Insurance Company for 7.18% notes due April 8, 2006, in the principal amount of $37 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-F	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and Texas Life Insurance Company for 7.18% notes due April 8, 2006, in the principal amount of $3 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-G	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and Nationwide Life Insurance Company for 6.93% notes due April 8, 2006, in the principal amount of $35 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-H
	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and The Great-West Life & Annuity Insurance Company for 7.03% notes due April 8, 2006, in the aggregate principal amount of $13 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-I	Note Agreement dated April 8, 1997, by and between Dana Credit Corporation and The Great-West Life Assurance Company for 7.03% notes due April 8, 2006, in the principal amount of $7 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-J
	Note Agreement dated August 28, 1997, by and between Dana Credit Corporation and The Northwestern Mutual Life Insurance Company for 6.88% notes due August 28, 2006, in the principal amount of $20 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-K
	Note Agreements (four) dated August 28, 1997, by and between Dana Credit Corporation and Sun Life Assurance Company of Canada for 6.88% notes due August 28, 2006, in the aggregate principal amount of $9 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-L	Note Agreement dated August 28, 1997, by and between Dana Credit Corporation and Massachusetts Casualty Insurance Company for 6.88% notes due August 28, 2006, in the principal amount of $1 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.

4-M
	Note Agreements (four) dated December 18, 1998, by and between Dana Credit Corporation and Sun Life Assurance Company of Canada for 6.59% notes due December 1, 2007, in the aggregate principal amount of $12 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-N
	Note Agreements (five) dated December 18, 1998, by and between Dana Credit Corporation and The Lincoln National Life Insurance Company for 6.59% notes due December 1, 2007, in the aggregate principal amount of $25 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-O
	Note Agreement dated December 18, 1998, by and between Dana Credit Corporation and The Northwestern Mutual Life Insurance Company for 6.48% notes due December 1, 2005, in the principal amount of $15 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-P	Note Agreement dated August 16, 1999, by and between Dana Credit Corporation and Connecticut General Life Insurance Company for 7.91% notes due August 16, 2006, in the principal amount of $15 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-Q
	Note Agreements (two) dated August 16, 1999, by and between Dana Credit Corporation and The Northwestern Mutual Life Insurance Company for 7.91% notes due August 16, 2006, in the aggregate principal amount of $15 million	This exhibit is not filed. We agree to furnish a copy of this exhibit to the Commission upon request.
4-R
	Indenture between Dana, as Issuer, and Citibank, N.A., as Trustee and as Registrar and Paying Agent for the Dollar Securities, and Citibank, N.A., London Branch, as Registrar and a Paying Agent for the Euro Securities, dated as of August 8, 2001, relating to $575 million of 9% Notes due August 15, 2011 and €200 million of 9% Notes due August 15, 2011	Filed by reference to Exhibit 4-I to our Form 10-Q for the quarter ended June 30, 2001
4-R(1)	Form of Rule 144A Dollar Global Notes, Rule 144A Euro Global Notes, Regulation S Dollar Global Notes, and Regulation S Euro Global Notes (form of initial securities)	Filed by reference to Exhibit A to Exhibit 4-I to our Form 10-Q for the quarter ended June 30, 2001
4-R(2)	Form of Rule 144A Dollar Global Notes, Rule 144A Euro Global Notes, Regulation S Dollar Global Notes, and Regulation S Euro Global Notes (form of exchange securities)	Filed by reference to Exhibit B to Exhibit 4-I to our Form 10-Q for the quarter ended June 30, 2001

4-R(3)	First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 1, 2004	Filed by reference to Exhibit 4-R(3) to our Form 10-K for the fiscal year ended December 31, 2004
4-R(4)	Second Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 6, 2004	Filed by reference to Exhibit 4-R(4) to our Form 10-K for the fiscal year ended December 31, 2004
4-S	Indenture between Dana, as Issuer, and Citibank, N.A., as Trustee, Registrar and Paying Agent, dated as of March 11, 2002, relating to $250 million of 10 1/8% Notes due March 15, 2010	Filed by reference to Exhibit 4-NN to our Form 10-Q for the quarter ended March 31, 2002
4-S(1)	Form of Rule 144A Global Notes and Regulation S Global Notes (form of initial securities) for 10 1/8% Notes due March 15, 2010	Filed by reference to Exhibit 4-NN(1) to our Form 10-Q for the quarter ended March 31, 2002
4-S(2)	Form of Rule 144A Global Notes and Regulation S Global Notes (form of exchange securities) for 10 1/8% Notes due March 15, 2010	Filed by reference to Exhibit 4-NN(2) to our Form 10-Q for the quarter ended March 31, 2002
4-S(3)	First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, Registrar and Paying Agent, dated as of December 1, 2004	Filed by reference to Exhibit 4-S(3) to our Form 10-K for the fiscal year ended December 31, 2004
4-T	Indenture for Senior Securities between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 10, 2004	Filed with this Amendment No. 1 to the Registration Statement
4-T(1)	First Supplemental Indenture between Dana Corporation, as Issuer, and Citibank, N.A., as Trustee, dated as of December 10, 2004	Filed with this Amendment No. 1 to the Registration Statement
4-T(2)	Form of Rule 144A Global Notes and Regulation S Global Notes (form of initial securities) for 5.85% Notes due January 15, 2015	Filed with this Amendment No. 1 to the Registration Statement
5	Opinion of Hunton & Williams	Previously filed with this Registration Statement
8	Opinion of Katten Muchin Zavis Rosenman regarding federal income tax consequences	Previously filed with this Registration Statement
10-A	Additional Compensation Plan, as amended and restated	Filed by reference to Exhibit A to our Proxy Statement, dated March 12, 2004
10-B	Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit B to our Proxy Statement, dated March 5, 2003

10-B(1)	First Amendment to Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit 10-B(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-B(2)	Second Amendment to Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit C to our Proxy Statement, dated March 12, 2004
10-C	Excess Benefits Plan	Filed by reference to Exhibit 10-F to our Form 10-K for the year ended December 31, 1998
10-C(1)	First Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(1) to our Form 10-Q for the quarter ended September 30, 2000
10-C(2)	Second Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(2) to our Form 10-Q for the quarter ended June 30, 2002
10-C(3)	Third Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(3) to our Form 10-K for the fiscal year ended December 31, 2003
10-C(4)	Fourth Amendment to Excess Benefits Plan	Filed by reference to Exhibit 10-C(4) to our Form 10-K for the fiscal year ended December 31, 2003
10-D	Director Deferred Fee Plan, as amended and restated	Filed by reference to Exhibit C to our Proxy Statement dated March 5, 2003
10-D(1)	First Amendment to the Dana Director Deferred Fee Plan	Filed by reference to Exhibit 10-D(1) to our Form 10-Q for the quarter ended March 31, 2004
10-D(2)	Second Amendment to Director Deferred Fee Plan	Filed by reference to Exhibit 10-D(2) to our Form 10-Q for the quarter ended September 30, 2004
10-D(3)	Third Amendment to Director Deferred Fee Plan	Filed by reference to Exhibit 99.1 to our Form 8-K filed on April 12, 2005
10-E(1)	Employment Agreement between Dana and W.J. Carroll	Filed by reference to Exhibit 10-E(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-E(2)	Employment Agreement between Dana and M.J. Burns	Filed by reference to Exhibit 10-E(2) to our Form 10-K for the fiscal year ended December 31, 2003
10-F	Change of Control Agreement between Dana and M.J. Burns; there are substantially similar agreements between Dana and B.N. Cole, C.F. Heine, J.M. Laisure, R.C. Richter and four other Dana employees	Filed by reference to Exhibit 10-F(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-G	Supplemental Benefits Plan	Filed by reference to Exhibit 10-H to our Form 10-Q for the quarter ended September 30, 2002

10-G(1)	First Amendment to Supplemental Benefits Plan	Filed by reference to Exhibit 10-H(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-H	1999 Restricted Stock Plan, as amended and restated	Filed by reference to Exhibit A to our Proxy Statement dated March 5, 2002
10-H(1)	First Amendment to 1999 Restricted Stock Plan as amended and restated	Filed by reference to Exhibit 10-I(1) to our Form 10-K for the fiscal year ended December 31, 2003
10-I	1998 Directors' Stock Option Plan	Filed by reference to. Exhibit A to our Proxy Statement, dated February 27, 1998
10-I(1)	First Amendment to 1998 Directors' Stock Option Plan	Filed by reference to Exhibit 10-J(1) to our Form 10-Q for the quarter ended June 30, 2002
10-J	Supplementary Bonus Plan	Filed by reference to Exhibit 10-N to our Form 10-Q for the quarter ended June 30, 1995
10-K	Change of Control Severance Plan	Filed by reference to Exhibit L to our Form 10-K for the fiscal year ended December 31, 2003
10-K(1)	First Amendment to Change of Control Severance Plan	Filed by reference to Exhibit 99.1 to our Form 8-K filed on October 25, 2004
10-L	Agreement between Dana and T. McCormack	Filed by reference to Exhibit 10-M to our Form 10-Q for quarter ended March 31, 2004
10 M	Agreement between Dana and W.J. Carroll	Filed by reference to Exhibit 10-N to our Form 10-Q for quarter ended June 30, 2004
10-N	Separation Agreement, General Release and Covenant Not to Sue between Dana and M.A. Franklin	Filed by reference to Exhibit 10-0 to our Form 10-Q for quarter ended September 30, 2004
10-0	Agreement between Dana Corporation and B.N. Cole	Filed by reference to Exhibit 99.1 to our Form 8-K filed on December 17, 2004
10-P	Form of Award Certificate for Stock Options Granted Under the Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit 99.1 to our Form 8-K filed on February 18, 2005
10-Q	Form of Award Certificate for Restricted Stock Granted Under the 1999 Restricted Stock Plan	Filed by reference to Exhibit 99.2 to our Form 8-K filed on February 18, 2005
10-R	Award Certificate for Restricted Stock Granted to B. N. Cole Under the 1999 Restricted Stock Plan	Filed by reference to Exhibit 99.3 to our Form 8-K filed on February 18, 2005
10-S	Form of Award Certificate for Performance Stock Awards Granted Under the Amended and Restated Stock Incentive Plan	Filed by reference to Exhibit 99.4 to our Form 8-K filed on February 18, 2005

10-T	Purchase Agreement between Dana Corporation and Banc of America Securities LLC and J.P. Morgan Securities Inc. as of December 7, 2004, relating to $450 million of 5.85% Notes due January 15, 2015	Filed by reference to Exhibit 99.1 to our Form 8-K filed on December 10, 2004
12	Computation of Ratio of Earnings to Fixed Charges	Previously filed with this Registration Statement
21	Subsidiaries of Dana	Filed by reference to Exhibit 21 to our Form 10-K for the fiscal year ended December 31, 2004
23-A	Consent of PricewaterhouseCoopers LLP	Previously filed with this Registration Statement
23-B	Consent of Hunton & Williams (included in Exhibit 5)	Previously filed with this Registration Statement
23-C	Consent of Katten Muchin Zavis Rosenman (included in Exhibit 8)	Previously filed with this Registration Statement
24	Power of Attorney	Previously filed with this Registration Statement
25	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of Citibank, N.A. to Act as Trustee	Previously filed with this Registration Statement
99-A	Form of Letter of Transmittal	Previously filed with this Registration Statement
99-B	Form of Notice of Guaranteed Delivery	Previously filed with this Registration Statement
99-C	Form of Institutions Letter	Previously filed with this Registration Statement
99-D	Form of Client Letter (of Institutions)	Previously filed with this Registration Statement

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX